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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURUSANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) JUNE 1, 2005

                                  NETGURU, INC.
                 (Exact name of registrant as specified in its charter)

        DELAWARE                    0-28560                       22-2356861
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (714) 974-2500

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective June 1, 2005, the board of directors, audit committee and compensation committee of netGuru, Inc. ("Company") adopted resolutions approving various matters relating to compensation and retention of executive officers and non-employee directors, as described below.

Compensation of Executive Officers
----------------------------------

         The Company is a party to employment agreements with Amrit K. Das, the Company's Chairman of the Board, Chief Executive Officer and President, Santanu Das, the Company's Executive Vice President and Chief Operating Officer, and Clara Young, the Company's Corporate Vice President, Chief Administrative Officer and Secretary. These employment agreements were previously filed as exhibits to the Company's Form 10-KSB for the fiscal year ended March 31, 2001. The Company does not have a written employment agreement with Bruce Nelson, the Company's Chief Financial Officer. Effective June 1, 2005, base salaries and bonus programs for these executive officers for fiscal 2006 were approved, as described in Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Compensation and Retention of Non-Employee Directors
----------------------------------------------------

         Effective June 1, 2005, compensation for non-employee directors was increased as described in Exhibit 10.2 to this Form 8-K and incorporated herein by reference. In addition, the vesting of outstanding options previously granted to non-employee directors shall be accelerated under the circumstances described in Exhibit 10.2.

Change in Control and Retention Agreements
------------------------------------------

         Effective June 1, 2005, the Company entered into Change in Control and Executive Retention Agreements ("Retention Agreements") with various executive officers and key employees, including Amrit K. Das, Santanu K.
Das, Clara Young and Bruce K. Nelson ("Recipients"). The Retention Agreements generally provide for payment of severance benefits if the Recipients are terminated following a change in control during the term of the Retention Agreements, unless the termination is due to a Recipient's death or disability, is made by the Company for cause, or is made by a Recipient other than for good reason. The form of Retention Agreement is attached as Exhibit 10.3 to this Form 8-K and incorporated herein by reference.

         A change in control for purposes of the Retention Agreements is a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). A change in control will be deemed to have occurred if, among other things:

     (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding voting securities;

     (ii) there is a merger or consolidation of the Company in which the Company does not survive as an independent public company;

     (iii) the business or businesses of the Company for which a Recipient's services are principally performed are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary) of the Company, or otherwise; or

     (iv) during any period of two consecutive years during the term of the Retention Agreements, individuals who, at the beginning of such period constitute the Board of Directors of the Company, cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

A change in control does not include, however, a transaction that effects a mere reincorporation of the Company, or a transaction that reorganizes the Company.


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The term of the Retention Agreements commenced June 1, 2005 and continues through March 31, 2006, with automatic one-year extensions each April 1 thereafter unless the Company gives notice of non-renewal by December 31 of the preceding year and a change in control is not then reasonably likely. The Retention Agreements will continue in effect for 24 months beyond the month in which a change in control occurs.

         Following a change in control during the term of the Retention Agreements, the Recipient will be entitled to:

     (a) during a period of disability, receive base salary at the rate in effect at the commencement of the disability period until the Company terminates the Retention Agreement in accordance with its terms;

     (b) if termination is by the Company for cause, by a Recipient other than for good reason, or due to death, disability or retirement, receive full base salary plus other amounts otherwise due through the date of termination;

     (c) if termination is by the Company other than for cause, retirement or disability, or by a Recipient for good reason, receive:

         o full base salary plus other amounts otherwise due through the date of termination;

         o vesting of all unvested benefits the Recipient has accrued under any stock option, retirement or deferred compensation plan, program or agreement of the Company in which the Recipient participates, payable subject to the same actuarial and interest factors applicable and in accordance with the options available and selected by the Recipient under such plans or programs.

         o a lump sum severance payment equal to the sum of the Recipient's annual base salary in effect immediately prior to the occurrence of the circumstance that gives rise to the termination ("Circumstance") plus the bonus paid to the Recipient during the twelve calendar months preceding the Circumstance;

         o for twelve months after termination, receive for the Recipient and its dependents life, disability, accident and health insurance benefits substantially similar to those received immediately prior to the notice of termination, provided that the Recipient must continue to make the required employee contribution payments; and

         o payment of legal fees and expenses incurred by the Recipient as a result of the termination.

         The Retention Agreements provide that the severance payment to a Recipient will be reduced if and to the extent that any payment or benefit received or to be received by the Recipient in connection with a change in control or the termination of the Recipient's employment following a change in control would constitute an excess parachute payment as defined in Section 280G(b) of the Internal Revenue Code.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

                  (c)      EXHIBITS.

                  Exhibit No.               Description
                  -----------               -----------

                  10.1 Description of Salary and Bonus Programs for Executive Officers for Fiscal Year 2006

                  10.2     Description of Non-Employee Director Compensation

                  10.3 Form of Change in Control and Executive Retention Agreement approved effective as of June 1, 2005 between netGuru, Inc. and each of Amrit K. Das, Santanu Das, Clara Young and Bruce K. Nelson

                  10.4 Form of Non-Qualified Stock Option Agreement dated June 7, 2005 between netGuru, Inc. and each non-employee director


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NETGURU, Inc,

Dated: June 7, 2005                 /s/ Bruce K. Nelson
                                    ----------------------------------------
                                    Bruce K. Nelson, Chief Financial Officer


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               EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

                  Exhibit No.               Description
                  -----------               -----------

                  10.1 Description of Salary and Bonus Programs for Executive Officers for Fiscal Year 2006

                  10.2     Description of Non-Employee Director Compensation

                  10.3 Form of Change in Control and Executive Retention Agreement approved effective as of June 1, 2005 between netGuru, Inc. and each of Amrit K. Das, Santanu Das, Clara Young and Bruce K. Nelson

                  10.4 Form of Non-Qualified Stock Option Agreement dated June 7, 2005 between netGuru, Inc. and each non-employee director


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